EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)                                            Registration Statement (Form S-3 No. 333-36708) of Protein Design Labs, Inc.,

(2)                                            Registration Statement (Form S-3 No. 333-108701) of Protein Design Labs, Inc.,

(3)                                            Registration Statement (Form S-3 No. 333-122760) of Protein Design Labs, Inc.,

(4)                                            Registration Statement (Form S-8 No. 333-44762) pertaining to the 1993 Employee Stock Purchase Plan of Protein Design Labs, Inc.,

(5)                                            Registration Statement (Form S-8 No. 333-87957) pertaining to the 1999 Stock Option Plan and 1999 Nonstatutory Stock Option Plan of Protein Design Labs, Inc.,

(6)                                            Registration Statement (Form S-8 No. 33-65224) pertaining to the 1993 Employee Stock Purchase Plan of Protein Design Labs, Inc.,

(7)                                            Registration Statement (Form S-8 No. 33-50116) pertaining to the Outside Directors Stock Option Plan of Protein Design Labs, Inc.,

(8)                                            Registration Statement (Form S-8 No. 33-50114) pertaining to the 1991 Stock Option Plan of Protein Design Labs, Inc.,

(9)                                            Registration Statement (Form S-8 No. 33-96318) pertaining to the 1991 Stock Option Plan of Protein Design Labs, Inc.,

(10)                                      Registration Statement (Form S-8 No. 33-68314) pertaining to the 1999 Stock Option Plan and 1999 Nonstatutory Stock Option Plan of Protein Design Labs, Inc., and

(11)                                      Registration Statement (Form S-8 No. 333-104170) pertaining to the 1999 Nonstatutory Stock Option Plan and 2002 Outside Directors Stock Option Plan of Protein Design Labs, Inc.;

of our reports dated March 11, 2005, with respect to the consolidated financial statements of Protein Design Labs, Inc., Protein Design Labs, Inc. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Protein Design Labs, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2004.

/s/ Ernst & Young LLP

Palo Alto, California
March 11, 2005